Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

Note 9 - Income Taxes

We recorded income tax benefit of $0 and $131 thousand for the three months ended June 30, 2022 and 2021, respectively. We recorded income tax benefit of $136 thousand for and expense of $(915) thousand for the six months ended June 30, 2022 and 2021, respectively. Our effective tax rate was 0% and 22.8% for the three months ended June 30, 2022 and 2021 and 38% and 67% for the six months ended June 30, 2022 and 2021, respectively. Our effective tax rates differed from the U.S. statutory corporate tax rate of 21% primarily because of our reduced operations while also recognizing revenues from the expiration of student contracts.

The Company assessed the weight of all available positive and negative evidence and determined it was more likely than not that future earnings will be sufficient to realize the associated deferred tax assets. As of June 30, 2022 and December 31, 2021, we retained a valuation allowance of $3.5 million and $3.5 million, respectively, for a certain number of our international subsidiaries.

During the six months ended June 30, 2022 and 2021, there were no material changes in uncertain tax positions. We do not expect any significant changes to unrecognized tax benefits in this and next year. We estimate $0.3 million and $0.3 million of the unrecognized tax benefits, which if recognized, would impact the effective tax rate at June 30, 2022 and December 31, 2021, respectively.

We record interest and penalties related to unrecognized tax benefits within the provision for income taxes. We believe that no current tax positions that have resulted in unrecognized tax benefits will significantly increase or decrease within one year. We file income tax returns in the U.S. federal jurisdiction and in various state and foreign jurisdictions.

We are not currently under examination in any jurisdiction. In the event of any future tax assessments, we have elected to record the income taxes and any related interest and penalties as income tax expense on our consolidated statements of operations and comprehensive income.

Our federal income tax returns for the years subsequent to 2019 are subject to examination by the Internal Revenue Service. Our state tax returns for all years after 2019 or 2018, depending on each state’s jurisdiction, are subject to examination. In addition, our Canadian tax returns and United Kingdom tax returns for all years after 2015 are subject to examination.

Note 10-Income Taxes

We recognize deferred tax assets and liabilities, at enacted income tax rates, based on the temporary differences between the financial reporting basis and the tax basis of our assets and liabilities. We include any effects of changes in income tax rates or tax laws in the provision for income taxes in the period of enactment. When it is more likely than not that a portion or all of the deferred tax asset will not be realized in the future, we provide a corresponding valuation allowance against the deferred tax asset.

Our sources of income (loss) and income tax provision (benefit) are as follows (in thousands):

	Years ended
	December 31,
	2021	2020
Income/(loss) from continuing operations before income taxes:
U.S.	$(1,211)	$12,367
Non-U.S.	1,190	2,261
Total income/(loss) from continuing operations before income taxes:	$(21)	$14,628

Provision (benefit) for taxes:
Current:
Federal	$(887)	$2,037
State	244	347
Non-U.S.	-	81
Total current	(643)	2,465
Deferred:
Federal	1,139	126
State	220	5
Non-U.S.	-	287
Total deferred	1,359	418
Noncurrent
Federal	-	-
State	-	-
Non-U.S.	-	-
Total noncurrent	-	-
Total income tax expense	$716	$2,883
Effective income tax rate	(3,409.5)%	19.7%

The difference between the tax provision at the statutory federal income tax rate and the tax provision attributable to income (loss) from continuing operations before income taxes is as follows (in thousands):

	Years ended
	December 31,
	2021	2020
Computed expected federal tax benefit (expense)	$(4)	$3,072
(Decrease) Increase in valuation allowance	-	(1,098)
State income, net of federal benefit	367	278
Non-U.S. income taxed at different rates	(196)	322
Intercompany Gain	738	-
Unrecognized tax benefits	-	309
Other	(189)	-
Income tax expense	$716	$2,883

We recorded income tax expense of $0.7 million and $2.9 million for the years ended December 31, 2021 and 2020, respectively, a $2.2 million decrease in income tax expense.

We do not expect to repatriate earnings from its foreign subsidiaries because the cumulative earnings and profits of the foreign subsidiaries as of December 31, 2021 and 2020 are negative. Accordingly, no U.S. federal or state income taxes have been provided thereon.

Deferred income tax assets and liabilities reflect the net tax effects of (i) temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts for income tax purposes and (ii) operating loss carryforwards. The tax effects of significant components of our deferred tax assets and liabilities are as follows (in thousands):

	As of December 31,
	2021	2020
Deferred tax assets:
Net operating losses	$136		$1,357
Depreciation	-		(1)
Valuation allowance	-		(1,331)
Total deferred tax assets	$136		$25
Deferred tax liabilities:
Deferred course expenses	$(34)	$
Intercompany Debts	(1,595)		-
Total deferred tax liabilities	(1,629)		(159)
Net deferred tax asset (liability)	$(1,493)		$(134)

We have retained a full valuation allowances of $3.5 million against the deferred tax assets of our Australian, Canadian, U.K., Hong Kong, and South Africa subsidiaries as of December 31, 2021. We have retained full valuation allowances of $3.6 million against the deferred tax assets of our Australian, Canadian, U.K., Hong Kong, and South Africa subsidiaries as of December 31, 2020. The most significant negative factor that was considered in determining whether a valuation allowance was required is a cumulative recent history of losses in all jurisdictions for the entities mentioned above.

We had zero balance of federal net operating loss carryforwards as of December 31, 2021 and 2020. As of December 31, 2021, and 2020, we had approximately $15.1 million and $16.5 million of foreign net operating loss carryforwards, respectively, and approximately $2.9 million and $0.3 million of state net operating loss carryforwards, respectively. The foreign loss carryforwards begin to expire in 2027 and the state net operating loss carryforwards begin to expire in 2038.

Our federal income tax returns for the years after 2017 are subject to examination by the Internal Revenue Service. Our state tax returns for all years after 2017 or 2016, depending on each state’s jurisdiction, are subject to examination. In addition, our Canadian tax returns and United Kingdom tax returns for all years after 2013 are subject to examination.

The liability pertaining to uncertain tax positions was $0.3 million at December 31, 2021 and 2020. In accordance with GAAP, we recorded expense that increased the total liability pertaining to uncertain tax positions which was more than offset by a decrease in the total liability attributable to foreign currency fluctuations and tax rate adjustments. A significant portion of the liability pertaining to uncertain tax positions is recorded as a reduction of the value of net operating loss carryovers.

We include interest and penalties in the liability for uncertain tax positions. Accrued interest and penalties on uncertain tax positions were approximately $0.04 million at December 31, 2021 and 2020, for each year, and is included in other liabilities in the accompanying Consolidated Balance Sheets. If applicable, we recognize interest and penalties related to uncertain tax positions as tax expense.

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

	As of December 31,
	2021	2020
Unrecognized tax benefits - January 1	$309	$309
Gross increases - tax positions in prior period	-	-
Gross decreases - tax positions in prior period	-	-
Unrecognized tax benefits - December 31	$309	$309

The total liability for unrecognized tax benefits at December 31, 2021, is included in other liabilities in the Consolidated Balance Sheets. The total liability for unrecognized tax benefits at December 31, 2021 and 2020, are as follows:

	As of December 31,
	2021	2020
Reduction of net operating loss carryforwards	$-	$-
Noncurrent tax liability (reflected in Other long-term liabilities)	309	309
Total liability for unrecognized tax benefits	$309	$309

We do not expect any significant changes to unrecognized tax benefits in the next year. We estimate $0.3 million of the unrecognized tax benefits, if recognized, would impact the effective tax rate at December 31, 2021 and 2020.

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was signed into law on March 27, 2020. The CARES Act included several provisions that provide economic relief for individuals and businesses. The CARES Act, among other things, included tax provisions relating to refundable payroll tax credits, the deferral of employer’s social security payments, and modifications to net operating loss carryback provisions. On December 27, 2020, the Consolidated Appropriations Act of 2021 (the “CAA”), which includes the Economic Aid to Hard-Hit Small Businesses, Nonprofits, and Venues Act and the American Rescue Plan Act of 2021,was signed into law and provided further COVID-19 economic relief with an expansion of the employee retention credit. In March 2021, the Internal Revenue Service (“IRS”) released Notice 2021-20, which retroactively eliminated the restriction that prevented employers who received a PPP loan from qualifying for the Employee Retention Credit (“ERC”), which is a refundable tax credit against certain employment taxes. Upon determination that the employer has complied with all of the conditions required to receive the credit, a receivable is recognized, and the credit reduces payroll expense. In connection with the CARES Act, the Company adopted a policy to recognize the employee retention credit when earned. For the year ended December 31, 2021, we determined that we qualify for the employee retention credit as it relates to wages paid during the twelve months ended December 31, 2020, as well as wages paid during the first, second, and third fiscal quarters of 2021. As a result, we recorded a net benefit of $292 thousand to the employee retention credit as a reduction to payroll expense for the year ended December 31, 2021 and recorded a gross receivable of $292 thousand within Prepaid expenses and other current assets as of December 31, 2021. On March 11, 2022 the Company received $201 thousand of the accrued balance.